As filed with the Securities and Exchange Commission on May 31, 2007


                                      Securities Act Registration No. 2-96546
                             Investment Company Act Registration No. 811-4265


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                           Pre-Effective Amendment No.                  [ ]


                          Post-Effective Amendment No. 34               [X]
                                                       --
                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                                  Amendment No.        31               [X]
                                                       --


                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (212) 830-5220
                                                           --------------


                                Rosanne Holtzer
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue,
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                  Copy to:      MICHAEL R. ROSELLA, ESQ.
                                Paul, Hastings, Janofsky & Walker LLP
                                75 East 55th Street
                                New York, New York 10022
                                (212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)



                  [X] immediately upon filing pursuant to paragraph (b)
                  [ ] on [date] pursuant to paragraph (b)
                  [ ] 60 days after filing pursuant to paragraph (a)(1)
                  [ ] on (date) pursuant to paragraph (a)(1)
                  [ ] 75 days after filing pursuant to paragraph (a)(2)
                  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

                  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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      CONNECTICUT DAILY TAX                     600 FIFTH AVENUE
      FREE INCOME FUND, INC.                    NEW YORK, NY 10020
      Class A Shares; Class B Shares            (212) 830-5345
                                                (800) 433-1918 (Toll Free)
================================================================================
--------------------------------------------------------------------------------



PROSPECTUS
May 31, 2007



A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS
=============================================================================================================
  2  Risk/Return Summary: Investments, Risks             8   Management, Organization and Capital Structure
     and Performance                                     9   Shareholder Information

  5  Risk/Return Summary:  Fee Table                    19   Distribution Arrangements

  6  Investment Objectives, Principal Investment        21   Financial Highlights
     Strategies and Related Risks
============================================================================================================


The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.


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


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I.      RISK/RETURN SUMMARY: INVESTMENTS,
        RISKS AND PERFORMANCE

Investment Objectives
---------------------

        The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
-------------------------------

        The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)  Connecticut, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (i.e., invest 25% or more of the Fund's net assets) in Connecticut Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies or other financial institutions.

Principal Risks
---------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


o Because the Fund intends to concentrate in Connecticut Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.


o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in Connecticut Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of Connecticut are described in "Connecticut Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.


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                                      -2-

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Risk/Return Bar Chart and Table
-------------------------------


        The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five, ten year and since inception periods for each Class of shares. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund at (212) 830-5345 or toll free at(800) 433-1918.



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                                      -3-

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

                                Connecticut Daily Tax Free Income Fund, Inc. - Class A Shares (1)(2)(3)

-----------------------------------------------------------------------------------------------------------------------------------

     5.00%  ________________________________________________________________________________________________________________________
             |                                                                                                                     |
             |                                                                                                                     |
     4.50%  -|                                                                                                                     |
             |                                                                                                                     |
%            |                                                                                                                     |
T    4.00%  -|                                                                                                                     |
O            |                                                                                                                     |
T            |                                                                                                                     |
A    3.50%  -|                                     3.04%                                                                           |
L            |    2.74%                          _________                                                                         |
             |  _________    2.55%               |       |                                                                         |
R    3.00%  -|  |       |  _________    2.30%    |       |                                                             2.43%       |
E            |  |       |  |       |  _________  |       |                                                            _________    |
T            |  |       |  |       |  |       |  |       |    1.87%                                                   |       |    |
U    2.50%  -|  |       |  |       |  |       |  |       |  _________                                                 |       |    |
R            |  |       |  |       |  |       |  |       |  |       |                                                 |       |    |
N            |  |       |  |       |  |       |  |       |  |       |                                                 |       |    |
     2.00%  -|  |       |  |       |  |       |  |       |  |       |                                                 |       |    |
             |  |       |  |       |  |       |  |       |  |       |                                                 |       |    |
             |  |       |  |       |  |       |  |       |  |       |                                       1.43%     |       |    |
     1.50%  -|  |       |  |       |  |       |  |       |  |       |                                     _________   |       |    |
             |  |       |  |       |  |       |  |       |  |       |                                     |       |   |       |    |
             |  |       |  |       |  |       |  |       |  |       |    0.58%                            |       |   |       |    |
     1.00%  -|  |       |  |       |  |       |  |       |  |       |  _________                          |       |   |       |    |
             |  |       |  |       |  |       |  |       |  |       |  |       |                          |       |   |       |    |
             |  |       |  |       |  |       |  |       |  |       |  |       |               0.27%      |       |   |       |    |
     0.50%  -|  |       |  |       |  |       |  |       |  |       |  |       |              _________   |       |   |       |    |
             |  |       |  |       |  |       |  |       |  |       |  |       |    0.17%     |       |   |       |   |       |    |
             |  |       |  |       |  |       |  |       |  |       |  |       |   _________  |       |   |       |   |       |    |
     0.00%  _|__|_______|__|_______|__|_______|__|_______|__|_______|__|_______|___|_______|__|_______|___|_______|___|_______|____|
                   1997       1998      1999        2000       2001       2002        2003      2004         2005       2006
                                                               Calendar Year End
     ------------------------------------------------------------------------------------------------------------------------------




(1) As of March 31, 2007, the Class A shares of the Fund had a year to date return of 0.65%.


(2) The Fund's highest quarterly return for its Class A shares was 0.81% for the quarter ended December 31, 2000; the lowest quarterly return for its Class A shares was 0.01% for the quarter ended March 31, 2004.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.



     Average Annual Total Returns - For the periods ended December 31, 2006

                                            Class A             Class B
                                            -------             -------
     One Year                                2.43%               2.64%
     Five Years                              0.97%               1.17%
     Ten Years                               1.73%               1.93%
     Since Inception*                        2.70%               1.95%


     ________________________________
     * The inception date for the Class A shares was May 23, 1985, and for the Class B shares was October 10, 1996.


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                                      -4-

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                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

Shareholder Fees
----------------
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases..        None
Wire Redemption Fee.......................        $15.00*


* There is a $15.00 fee for all wire redemptions of less than $10,000.


Annual Fund Operating Expenses
------------------------------
(expenses that are deducted from Fund assets)


                                             Class A Shares      Class B Shares
                                             --------------      --------------

Management Fees*..........................         0.30%             0.30%
Distribution and Service (12b-1) Fees.....         0.20%             None
Other Expenses............................         0.63%             0.63%
  Administration Fees*....................   0.21%           0.21%
                                                   -----             ------
Total Annual Fund Operating Expenses*.....         1.13%             0.93%

* The Fund's investment manager voluntarily waived a portion of the Management and Administrative Fees. After such waivers, the Management Fees were 0.25% for both Class A and Class B shares and Administration Fees were 0.11% for both Class A and Class B shares. As a result, the actual Total Annual Fund Operating Expenses for the Class A shares were 0.98% and for the Class B shares were 0.78%. These fee waiver arrangements may be terminated at anytime at the option of the Fund's investment manager.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year     3 Years      5 Years      10 Years
          Class A:          $115       $359         $622         $1,375
          Class B:          $ 95       $296         $515         $1,143



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                                      -5-

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II.     INVESTMENT OBJECTIVES, PRINCIPAL
        INVESTMENT STRATEGIES AND RELATED
        RISKS

Investment Objectives
---------------------

        The Fund is a tax-exempt money market fund that seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
-------------------------------

         Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and Connecticut personal income tax. This policy is fundamental and may not be changed without shareholder approval.

         With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.

        Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.


        The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

        The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other Connecticut Municipal Obligations provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.


        To the extent suitable Connecticut Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to Connecticut personal income tax.

        The Fund will invest primarily in Connecticut Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality, and in no event shall such investments exceed, in the aggregate, 50 percent of the value of the Fund's total assets.


        With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

        The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

        The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

        In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

        The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's investment manager to be of comparable quality.

        For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
-----

        The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

        By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Connecticut Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

        Because of the Fund's concentration in investments in Connecticut Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of Connecticut and its political subdivisions.

        The primary purpose of investing in a portfolio of Connecticut Municipal Obligations is the special tax treatment accorded Connecticut resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Connecticut issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.


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                                      -7-

--------------------------------------------------------------------------------

        Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks - Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

Portfolio Holdings
------------------

        A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

III.    MANAGEMENT, ORGANIZATION AND
        CAPITAL STRUCTURE


        The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of April 30, 2007, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.9 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

        Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended January 31, 2007, the Fund paid the Manager a management fee equal to 0.25% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's annual report for the period ended January 31, 2007.

        Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager under the



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                                      -8-

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Investment Management Contract. For its services under the Administrative
Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended January 31, 2007, the Fund paid the Manager a fee for administrative services equal to 0.11% per annum for the Fund's average daily net assets.


        The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

        In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.     SHAREHOLDER INFORMATION

        The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares
----------------------

        The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

        The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

        Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

Purchase of Fund Shares
-----------------------

        The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

        Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

        The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.

        Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations - Purchase of Class A Shares
------------------------------------------

        Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

        Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and
(iii) the


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

        Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


        Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.


Initial Direct Purchases of Class B Shares
------------------------------------------

        Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918.

Mail and Personal Delivery
--------------------------

        Investors may send or deliver a check made payable to "Connecticut Daily Tax Free Income Fund, Inc." along with a completed Fund application to:


        Connecticut Daily Tax Free Income Fund, Inc.
        c/o Reich & Tang Funds
        600 Fifth Avenue - 8th Floor
        New York, New York 10020


        Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

Bank Wire
---------


        To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


member bank of the Federal Reserve System to wire the amount of the investment immediately to:


        The Bank of New York
        ABA # 021000018
        Reich & Tang Funds
        DDA # 8900403527
        For Connecticut Daily Tax Free
           Income Fund, Inc.
        Account of (Investor's Name)
                   ---------------------------
        Fund Account #
                       -----------------------


        An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

        There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Electronic Funds Transfers (EFT), Pre-
authorized Credit and Direct Deposit Privilege
----------------------------------------------


        You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the Privilege will automatically terminate. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.


Subsequent Purchases of Shares
------------------------------

        Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:


        Connecticut Daily Tax Free Income Fund, Inc.
        c/o Mutual Funds Group
        P.O. Box 13232 Newark, New Jersey 07101-3232

        There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.


        Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares
--------------------

        A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

        A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

        When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests
----------------

        Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:


        Connecticut Daily Tax Free Income Fund, Inc.
        c/o Reich & Tang Funds
        600 Fifth Avenue - 8th Floor
        New York, New York 10020


        All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

        Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Checks
------

        By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check has cleared, which can take up to 15 days following the date of purchase.

        There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

        Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone
---------


        The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their addresses of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus, such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption request. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


        A shareholder making a telephone withdrawal should call the Fund at
(212) 830-5345 or toll free at (800) 433-1918 and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Generally
---------


        There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his or her shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

        The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

        The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.

        In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.


Automatic
Withdrawal Plan
---------------


        Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

        The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Authorization Withdrawal form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the Fund's transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
---------------------------

        The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate.


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                                      -15-

--------------------------------------------------------------------------------

In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege
------------------

        Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

        There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.


        The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder.
See "Tax Consequences."


        Instructions for exchanges may be made by sending a written request to:


        Connecticut Daily Tax Free Income Fund, Inc.
        c/o Reich & Tang Funds
        600 Fifth Avenue - 8th Floor
        New York, New York 10020



or, for shareholders who have elected that option, by telephoning the Fund at
(212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.


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                                      -16-

--------------------------------------------------------------------------------


Frequent Trading
----------------

        The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

      Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.


      Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.


Tax Consequences
----------------

Federal Income Taxes
--------------------


         The Fund has elected and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax, provided the Fund complies with the requirements of the Code regarding the qualification of the Fund to pay exempt-interest dividends, but may be subject to federal alternative minimum tax.


        The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax or that otherwise generate income that is not exempt from federal or state income tax; therefore, shareholders may receive some taxable income with respect to their shares in the Fund. Income exempt from federal income tax may nevertheless be subject to state and local income tax.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



         Dividends paid from taxable income from taxable investments, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.


         The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.


        The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.


        For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

        Interest on certain private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

        With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.


         The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations. Investors should review the information regarding taxes in the Statement of Additional Information.


Connecticut Income Taxes
------------------------


        The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, in the opinion of Day Pitney LLP, special Connecticut tax counsel to the Fund, dividends paid by the Fund that qualify as exempt-interest dividends for federal income tax purposes and that are correctly designated by the Fund as derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or any public instrumentality, state or local authority, district or similar public entity created under Connecticut law ("Connecticut Municipal Obligations") or from obligations the interest on which Connecticut is prohibited from taxing by federal law ("Territorial Municipal Obligations") are not subject to the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Personal Income Tax").


        Exempt-interest dividends that are not derived from Connecticut Municipal Obligations or Territorial Municipal Obligations and any other dividends of the Fund that are treated as ordinary income for federal income tax purposes are includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax. Investors should review the Statement of Additional Information for further discussion of exempt-interest dividends.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        While capital gain dividends are not anticipated by the Fund, capital gain dividends, whether received in cash or reinvested in additional shares of the Fund, and amounts, if any, in respect of undistributed long-term capital gains of the Fund, would be includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax, as would gains, if any, recognized upon the redemption, sale, or exchange of shares of the Fund, except that, in the case of taxpayers holding shares of the Fund as capital assets, amounts treated as capital gain dividends for federal income tax purposes that are derived from Connecticut Municipal Obligations are not subject to the tax.

        Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than exempt-interest dividends derived from Connecticut Municipal Obligations or Territorial Municipal Obligations, may be subject to the net Connecticut minimum tax.

        All dividends paid by the Fund, including exempt-interest dividends, are includible in gross income for purposes of the Connecticut Corporation Business Tax payable by companies taxed as corporations. However, the Corporation Business Tax allows a deduction for a portion of amounts includible in gross income thereunder to the extent they are treated as dividends other than exempt-interest dividends or capital gain dividends for federal income tax purposes, but disallows deductions for expenses related to such amounts.


        Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities. Investors should also review the information regarding taxes in the Statement of Additional Information.


V.      DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
---------------

        Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

        The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

        Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

        Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Class A shares only, a service fee equal to 0.20% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

        The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

        The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

        The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.


--------------------------------------------------------------------------------

VI.     FINANCIAL HIGHLIGHTS


These financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.





Class A Shares                                                                        Year Ended January 31,
--------------                                                ----------------------------------------------------------------------
                                                                2007           2006          2005             2004           2003
                                                              ----------    -----------   ----------      -----------    -----------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year........................    $   1.00      $   1.00      $   1.00        $    1.00      $    1.00
                                                              ---------     ---------     ---------       ----------     ----------
Income from investment operations:
        Net investment income.............................       0.025         0.015         0.003            0.001          0.005
        Net realized and unrealized gain (loss)
           on investments.................................       0.000         0.000         --               0.000          0.000
                                                              ---------     ---------     ---------       ----------     ----------
        Total from investment operations..................       0.025         0.015         0.003            0.001          0.005
Less distributions from:
        Dividends from net investment income..............      (0.025)       (0.015)       (0.003)          (0.001)        (0.005)
        Net realized gains on investments.................       0.000         0.000        --                0.000          0.000
                                                              ---------     ---------     ---------       ----------     ----------
Total distributions.......................................      (0.025)       (0.015)       (0.003)          (0.001)        (0.005)
                                                              ---------     ---------     ---------       ----------     ----------
Net asset value, end of year..............................    $   1.00      $   1.00      $   1.00        $    1.00      $    1.00
                                                              =========     =========     =========       ==========     ==========
Total Return..............................................        2.48%         1.54%         0.33%            0.15%          0.54%
Ratios/Supplemental Data
Net assets, end of year (000).............................    $ 56,603      $ 60,992      $ 70,077        $  74,910      $  80,465
Ratios to average net assets:
        Expenses (net of fees waived) (a).................        0.98%         0.93%         0.93%            0.93%          0.91%
        Net investment income.............................        2.42%         1.51%         0.32%            0.15%          0.53%
        Management & Administration fees waived...........        0.15%          --            --               --             --
        Shareholder servicing fees waived.................         --            --           0.01%            0.02%           --
        Expenses paid indirectly..........................        0.00%         0.00%         0.00%            0.00%          0.00%

(a) Includes expenses paid indirectly, if applicable.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Class B Shares                                                                      Year Ended January 31,
--------------                                                ----------------------------------------------------------------------
                                                                2007           2006          2005             2004           2003
                                                              ----------    -----------   ----------      -----------    -----------

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year........................    $   1.00      $   1.00      $   1.00        $    1.00      $    1.00
                                                              ---------     ---------     ---------       ----------     ----------
Income from investment operations:
        Net investment income.............................       0.027         0.017         0.005            0.003          0.007
        Net realized and unrealized gain (loss)
           on investments.................................       0.000         0.000         --               0.000          0.000
                                                              ---------     ---------     ---------       ----------     ----------
        Total from investment operations..................       0.027         0.017         0.005            0.003          0.007
Less distributions from:
        Dividends from net investment income..............      (0.027)       (0.017)       (0.005)          (0.003)        (0.007)
        Net realized gains on investments.................       0.000         0.000        --                0.000          0.000
                                                              ---------     ---------     ---------       ----------     ----------
Total Distributions.......................................      (0.027)       (0.017)       (0.005)          (0.003)        (0.007)
                                                              ---------     ---------     ---------       ----------     ----------
Net asset value, end of year..............................    $   1.00      $   1.00      $   1.00        $    1.00      $    1.00
                                                              =========     =========     =========       ==========     ==========
Total Return..............................................        2.69%         1.75%         0.52%            0.33%          0.75%
Ratios/Supplemental Data
Net assets, end of year (000's)...........................    $ 21,429      $ 25,192      $ 25,482        $  22,735      $  27,589
Ratios to average net assets:
        Expenses (net of fees waived) (a).................        0.78%         0.73%         0.74%            0.76%          0.70%
        Net investment income.............................        2.62%         1.73%         0.54%            0.32%          0.75%
        Management & Administration fees waived...........        0.15%         --            --               --             --
        Expenses paid indirectly..........................        0.00%         0.00%         0.00%            0.00%          0.00%


(a) Includes expenses paid indirectly, if applicable.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                     NOTICE OF REICH & TANG* PRIVACY POLICY

        We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

        We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

        We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

        We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.







____________________________
* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                       THIS IS NOT PART OF THE PROSPECTUS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


A Statement of Additional
Information (SAI) dated May 31,
2007, includes additional
information about the Fund and its
investments and is incorporated by                      CONNECTICUT
reference into this Prospectus.                         DAILY TAX
Further information about Fund                          FREE INCOME
investments is available in the                         FUND, INC.
annual and semi-annual shareholder
reports. You may obtain the SAI,
the annual and semi-annual reports
without charge by calling the Fund
toll free at (800) 433-1918. You
may also obtain the SAI and the
annual and semi-annual reports
without charge by visiting the
Fund's website at
http://www.money-funds.com/funds/index.
To request other information about
the Fund, please call your
financial intermediary or the Fund.

=====================================
=====================================


A current SAI has been filed with
the Securities and Exchange
Commission. Information about the
Fund (including the SAI) is also
available from the Public Reference
Room of the Securities and Exchange                            PROSPECTUS
Commission. Information on the                                May 31, 2007
operation of the Public Reference
Room may be obtained by calling the
Commission at (202) 551-8090. Fund
reports and other information about
the Fund are available on the EDGAR
Database on the Commission's
Internet site at
http://www.sec.gov. Copies of this
information may be obtained, after
paying a duplicating fee, by
electronic request at
publicinfo@sec.gov, or by writing
the Commission's Public Reference
Section, Washington, D.C.
20549-0104.



Investment Company Act No. 811-4265

  Reich & Tang Distributors, Inc.
          600 Fifth Avenue
         New York, NY 10020
           (212) 830-5345
 CT5/07P

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    CONNECTICUT                         600 Fifth Avenue, New York, NY 10020
    DAILY TAX FREE                      (212) 830-5345
    INCOME FUND, INC.                   (800) 433-1918 (Toll Free)
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 31, 2007
                 RELATING TO THE PROSPECTUS FOR THE CLASS A AND
                        CLASS B SHARES DATED MAY 31, 2007


 This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of the Connecticut Daily Tax Free Income Fund, Inc. (the "Fund"), and should be read in conjunction with each Prospectus.


 A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the SAI from the Fund's Prospectuses.


   This SAI is incorporated by reference into the Fund's Prospectuses in its entirety.



                                Table of Contents
---------------------------------------------------------------------------------------------------------
   Fund History.............................. 2      Capital Stock and Other Securities............. 29
   Description of the Fund and its Investments       Purchase, Redemption and
       and Risks............................. 2          Pricing Shares............................. 30
   Management of the Fund....................18      Taxation of the Fund........................... 31
   Control Persons and Principal Holders of          Underwriters................................... 33
       Securities............................22      Financial Statements........................... 34
   Investment Advisory and Other Services....24      Description of Ratings......................... 35
   Brokerage Allocation and Other Practices..28      Taxable Equivalent Yield Tables................ 36
---------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I.  FUND HISTORY

The Fund was incorporated on March 8, 1985, in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The following discussion expands upon the description of the Fund's investment objectives and policies in each of the Prospectuses.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of Connecticut, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal income taxation and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions which cause the Fund to be treated as the owner of an interest in the underlying municipal obligations for federal income tax purposes. These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. Dividends that are properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular federal income tax provided the Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and complies with Section 852(b)(5) of the Code . Although the Supreme Court has determined that Congress has the authority to tax the interest on bonds such as the Municipal Obligations, existing law excludes such interest from regular federal income tax. However, such interest, may be subject to the federal alternative minimum tax.

Taxable securities, the interest income on which is subject to federal, state and local income tax, will not exceed 20% of the value of the Fund's net assets. Exempt-interest dividends that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of Connecticut or its local governments or other political subdivisions, or their instrumentalities, authorities, districts or similar public entities created under Connecticut law ("Connecticut Municipal Obligations") will be exempt from the Connecticut Personal Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the United States Virgin Islands, as well as any other types of obligations that Connecticut is prohibited from taxing under the Constitution or the laws of the United States of America ("Territorial Municipal Obligations"), also should be exempt from the Connecticut Personal Income Tax provided the Fund complies with applicable Connecticut laws. (See "Connecticut Income Taxes" herein.) To the extent suitable Connecticut Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to the Connecticut Personal Income Tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by Reich & Tang Asset Management, LLC (the "Manager"), the Fund will invest primarily in Connecticut Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Connecticut Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Connecticut Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "A1+" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the Requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless such Municipal Obligations are of the highest quality.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. For the Fund to qualify, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities which is limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments" and "Participation Certificates."

(1) Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

(2) Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in Municipal Notes of Connecticut issuers.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

(5) Any other federal tax-exempt obligations, and to the extent possible, Connecticut gross income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Variable Rate Demand Instruments and Participation Certificates


Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 calendar days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or



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interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the possible "concentration" of the Fund in Participation Certificates in Connecticut Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest



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upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.


When-Issued Securities


New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund only makes commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be



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placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it will not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.


Stand-by Commitments


When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally will be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund will value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable will be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment will be unconditional and unqualified. A stand-by commitment will not be transferable by the Fund, although it can sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not



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marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.


Taxable Securities


Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal and Connecticut state income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than will be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

Connecticut Risk Factors

The following represents special considerations regarding investment in Connecticut Municipal Obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of the State of Connecticut available as of the date of this Statement of Additional Information. The Fund has not independently verified the accuracy and



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completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State of Connecticut (sometimes referred to as the "State") or local government finances generally, will not adversely affect the market value of Connecticut Municipal Obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

Connecticut (sometimes referred to as the State) is highly urbanized, with a 2006 population density of 723 persons per square mile, as compared to 85 for the United States as a whole and 227 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1995 to 2005 with the exception of 2002, rising from $31,045 to $47,650. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 11.7% of total non-agricultural employment in Connecticut in 2005; it was 10.7% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 5.3% in 1995 to 2.3% in 2000 but rose to 5.5% for 2003. For the first half of 2006, the average unemployment rate in Connecticut fell to 4.3%. In May 2005 the U.S. Department of Defense announced its preliminary list of bases recommended for closure or realignment, which included for closure the U.S. Naval Submarine Base New London in Groton, Connecticut. The closure of the base could have a significant impact on the economy of Southeastern Connecticut. The State made arguments to the Base Realignment and Closure ("BRAC") Commission for reconsideration of the proposed closure. In August 2005 the BRAC Commission recommended to take the U.S. Naval Submarine Base New London off of the list of bases recommended for closure and realignment. The President of the United States and Congress accepted the BRAC Commission's recommendation and the base will not be closed in that round of closings.

At the end of the 1990-91 fiscal year, the General Fund had an accumulated unappropriated deficit of approximately $965.7 million. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110.2 million, $113.5 million, $19.7 million, $80.5 million, $250 million, $262.6 million, $312.9 million, $71.8 million, $300.4 million, and $30.7 million, respectively. The General Fund ran operating deficits in the 2001-02 and 2002-03 fiscal years of approximately $817.1 million and $96.6 million, respectively. The 2001-02 fiscal year deficit was met by the transfer of the $594.7 million balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The 2002-03 fiscal year deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes. The State ended the 2003-04 fiscal year with a General Fund operating surplus of $302.2 million, which was deposited into the Budget Reserve Fund. The State ended the 2004-05 fiscal year with a General Fund operating surplus of $363.9 million, which figure takes into account the General Assembly's passage of the biennial budget for the 2005-06 and 2006-07 fiscal years pursuant to which unanticipated additional revenues of approximately $623.9 million from the 2004-05 fiscal year were appropriated for various purposes. This surplus balance has been transferred to the Budget Reserve Fund. The State ended the 2005-06 fiscal year with an operating surplus of $446.5 million. This surplus balance is reserved for transfer to the Budget Reserve Fund. Per Section 4-30a of the Connecticut General Statutes, any unappropriated surplus, up to ten percent of General Fund expenditures, must be deposited into the Budget Reserve Fund.

The General Assembly passed the biennial budget for the 2005-06 and 2006-07 fiscal years prior to its June 8, 2005 regular session adjournment date, and the budget act was signed into law by the Governor on July 1, 2005. The budget for the 2006-07 fiscal year includes General Fund revenues of $14,748.5 million and appropriations of $14,745.2 million, resulting in a projected surplus of $3.3 million. Such surplus amount does not, however, reflect the reduction to General Fund revenues in the amount of $16.0 million for the 2006-07 fiscal year pursuant to an act of the October 25, 2005 Special Session which diverts such amount from abandoned property receipts to the



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Citizens Election Fund. The biennial budget includes approximately $400.0 million in revenue increases in the 2005-06 fiscal year and $530.0 million in revenue increases in the 2006-07 fiscal year. The more significant revenue changes included (i) reducing the property tax credit under the State income tax, (ii) imposing a 20% surcharge on the corporation tax in income year 2006 and a 15% surcharge in income year 2007, (iii) enacting a new unified estate and gift tax on estates and gifts over $2.0 million, and (iv) instituting a nursing home provider tax as part of an overall plan to garner additional federal funds for the provider industry, estimated to generate in addition to the tax revenue $114.8 million in additional federal funds in each year of the biennium. The budget calls for the use of approximately $623.9 million of the anticipated 2004-05 fiscal year General Fund operating surplus (i) to pay the debt service costs in the 2005-06 and 2006-07 fiscal years on the outstanding Economic Recovery Notes, (ii) to contribute to the Teachers' Retirement Fund, (iii) to provide education equalization grants to towns, (iv) to provide for accrued sick and vacation leave payments due to the State's 2003 early retirement program,
(v) to make transfers to State agencies for various purposes, and (vi) to fund a stem cell research initiative. The $76.0 million balance of the operating surplus, as estimated in the General Assembly's surplus projection, was to be deposited into the Budget Reserve Fund.

The General Assembly passed and the Governor signed the Midterm Budget Adjustments to both the 2005-06 and 2006-07 fiscal year budgets contained in Public Act No. 06-186. The Midterm Budget Adjustments increased appropriations by $420.5 million in the 2005-06 fiscal year, of which $26.0 million was for 2005-06 fiscal year deficiencies and $394.5 million was for appropriations to fund primarily one-time expenditures over the biennium. The Midterm Budget Adjustments also increased the original 2006-07 fiscal year General Fund appropriation for state agencies and accounts by $92.0 million. At the time the Midterm Budget Adjustments were adopted, the General Assembly was projecting a 2005-06 fiscal year General Fund surplus of $701.3 million, approximately $511.5 million of which was utilized (1) for 2005-06 fiscal year deficiencies, (2) to pay off the remaining Economic Recovery Note payments due in the 2007-08 and 2008-09 fiscal years, (3) for the Teachers' Retirement Fund, which, when combined with existing funding, fully funded the actuarial required contributions for the 2005-06 and 2006-07 fiscal years, (4) for expected 2005-06 fiscal year lapses carried forward for expenditures in the 2006-07 fiscal year, and (5) for miscellaneous purposes. These changes reduced the General Assembly's projected 2006-07 fiscal year surplus to $160.8 million. Any final 2005-06 fiscal year General Fund surplus amount, now determined to be $446.5 million, would be added to the State's Budget Reserve Fund. Tax cuts were contained in Public Act No. 06-186 including the repeal of the 15% corporation tax surcharge and various minor sales and admissions tax exemptions. In addition, various tax credits were approved to assist in retaining and attracting businesses to the State, including the formation of a film industry tax credit, a jobs creation tax credit, and a displaced worker tax credit. The act also increases the maximum property tax credit against the state personal income tax from $400 to $500 starting with tax years beginning on or after January 1, 2006. To fund new transportation initiatives, the current transfer of General Fund petroleum gross receipts tax revenue to the Special Transportation Fund was increased by $80.0 million. Total revenue policy changes result in a General Fund revenue loss of $251.0 million in the 2006-07 fiscal year. These policy adjustments together with revised revenue estimates result in a net revenue increase of $249.5 million over the original 2006-07 fiscal year adopted revenue estimates. No additional general obligation bond authorizations were enacted in the 2006 Session of the General Assembly. The Governor signed Public Act No. 06-186, which authorizes an additional $1.0 billion in special tax obligation bonds to be issued over the next ten years to fund various transportation initiatives and the possible issuance of $1.3 billion in bonds to be issued in anticipation of future federal transportation funds. In accordance with Section 2-36b of the Connecticut General Statutes, in advance of biennial budget preparations the Office of Policy and Management and the Legislative Office of Fiscal Analysis submitted reports to the General Assembly on November 15, 2006 regarding projections of revenues and expenditures for a five year period. The reports projected General Fund deficits for fiscal years ending 2007-08, 2008-09 and 2009-10 fiscal years of up to approximately five percent of the General Fund expenditures for each such fiscal year. Those projections are preliminary and are based in part on budget requests from various state departments and agencies prior to preparation of the Governor's biennial budget proposal for the 2007-2009 biennium. The Office of Policy and Management has refined such projections in preparing the Governor's budget proposal submitted to the General Assembly in February 2007. The State has a balanced budget requirement and an expenditures cap.

The Governor presented her State budget proposal for fiscal years 2007-08 and 2008-09 to the General Assembly on February 7, 2007. The Governor's General Fund budget proposal for the 2007-08 fiscal year assumes revenues of $16,180.9 million and appropriations of $16,178.2 million, resulting in a projected surplus of $2.7 million. For the 2008-09 fiscal year, the Governor's General Fund budget proposal assumes revenues of $16,997.6 million and



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                                      -11-
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appropriations of $16,994.4 million, resulting in a projected surplus of $3.2 million. The Governor's budget proposal includes $508.5 million in net revenue changes in the 2007-08 fiscal year and $699.5 million in net revenue changes in the 2008-09 fiscal year. The Governor's budget proposal assumes $400.4 million in expenditure reductions from current services in the 2007-08 fiscal year and $588.0 million in expenditure reductions from current services in the 2008-09 fiscal year. Even with these significant reductions from current services, the Governor's budget proposal does contain an expenditure increase of 6.9% in the 2007-08 fiscal year versus estimated expenditures in the 2006-07 fiscal year. Expenditures in the second year of the biennium would rise by 5.0%. Recommended tax increases total $724.9 million in the 2007-08 fiscal year and $753.8 million in the 2008-09 fiscal year, while tax cuts total $62.0 million in the 2007-08 fiscal year and $74.9 million in the 2008-09 fiscal year. The more significant tax increases include: (i) increasing the 5% income tax rate to 5.25% for income year 2007 and to 5.5% for income year 2008, (ii) increasing the State's cigarette tax in each year of the biennium, and (iii) reforming and redefining the Film Industry Tax Credit to limit the State's potential exposure. The more significant tax cuts include the elimination of the sales tax on electricity for commercial businesses, and the elimination of the estate tax cliff with a phase out of the tax over the next five years. In addition, the Governor is again recommending a phased-in elimination of the personal property tax on automobiles, redirecting Casino Gaming funds usually deposited into the General Fund into a newly created Casino Assistance Revenue (CAR) Fund which will reimburse towns for foregone property taxes on privately owned passenger vehicles. In order to partially offset the revenue loss to the General Fund, the Property Tax Credit on the Income Tax would be phased out. In an effort to mitigate spending cuts and tax increases the Governor is proposed using the then estimated $507.8 million 2006-07 fiscal year operating surplus in the following manner: (i) depositing $151.2 million in the budget reserve fund, (ii) funding $50 million for school textbook acquisition and deferred maintenance costs,
(iii) establishing an Other Post Employment Benefits (OPEB) account with $21 million, (iv) appropriating $30 million to establish an Energy Conservation Account, (v) $150.0 million to prefund a portion of the Teachers' Retirement Board pension fund contribution in the 2008-09 fiscal year, and (vi) using the remaining $106.0 million for one-time expenses in the 2007-08 fiscal year or as a carryforward to offset certain 2007-08 fiscal year expenditures. The Governor is also proposing to fully fund the State Employees Retirement System and the Teachers' Retirement Board pension fund at the actuarially required contribution amount in the 2007-08 and the 2008-09 fiscal years. Article XXVIII of the Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statues codify the language on the State's expenditure cap. Moving forward with the major reforms include in the Governor's budget proposal in the area of education funding, responsible growth initiatives, and lowering the property tax burden on tax payers would not be possible within the 3.31% permitted expenditure cap growth rate. The proposed budget is above the expenditure cap in the 2007-08 fiscal year by approximately $521 million. However, the Governor has indicated that within the context of a responsible adopted budget and in accord with the provisions of Article XXVIII of the Amendments to the Constitution, she would issue a declaration to exceed the State's expenditure cap in order to undertake the reforms associated with her budget proposal. This declaration would have to be ratified by a three-fifths vote of each house of the General Assembly. The Governor's proposed the 2008-09 fiscal year budget does not exceed the spending cap assuming the declaration for the 2007-08 fiscal year. The Governor's proposed budget also includes general obligation bond authorizations of $1,356.0 million to take effect in the 2007-08 fiscal year and $1,238.7 million to take effect in the 2008-09 fiscal year. The Governor's recommendations also include $175 million in additional clean water revenue bond authorizations to take effect in each year of the biennium and special transportation obligation bond authorizations of $369.7 million to take effect in the 2007-08 fiscal year and $232.3 million in the 2008-09 fiscal year. For the University of Connecticut, the Governor is recommending a $5 million reduction in the 2007-08 fiscal year and $15 million reduction in the 2008-09 fiscal year in the University's annual authorization leaving the University with a $115 million authorization effective in the 2007-08 fiscal year and a $140 million in the 2008-09 fiscal year. Deliberations on the Governor's budget recommendations are expected to continue throughout the legislative session with an expected adjournment date of June 6, 2007.

In the monthly report of the Office of Policy and Management dated April 20, 2007, as of March 31, 2007, the Office of Policy and Management projected a General Fund operating surplus for the 2006-07 fiscal year of $628.3 million. In the Comptroller's monthly report dated May 1, 2007, as of the period ending March 31, 2007, the Comptroller estimated the General Fund operating surplus for the 2006-07 fiscal year at $627.3 million.

In July 2003, the State implemented the first phase of a new, fully integrated, Internet based, financial management and human resources system. The implementation problems with the financial management software system caused a delay in the preparation of financial statements and reports for the 2004-05 and the 2005-06 fiscal years. The Comptroller's Office has completed the audited legal accounting basis (modified cash)



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                                      -12-
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financial statements and audited statements prepared in accordance with generally accepted accounting principles (GAAP) for the State for the 2005-06 fiscal year. There was a delay of the State's submission to the U.S. Department of Health & Human Services of its Single Audit for the 2006-06 fiscal year pursuant to OMB Circular No. A-133. The State received an extension until May 31, 2007, and the State submitted the Single Audit before that date. The State was unable to make timely provision to the nationally recognized municipal securities repositories (the "NRMSIRs") by February 28, 2005, February 28, 2006 or February 28, 2007, respectively, of audits of its financial statements for the 2003-04, the 2004-05 and the 2005-06 fiscal years and, for the 2003-04 and the 2004-05 fiscal years, of certain operating data comparisons, as required by the State's various continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with certain of its prior bond issues. On or prior to February 28, 2005, February 28, 2006 and February 28, 2007, respectively, the State filed with the NRMSIRs various financial statements and certain other operating data for the 2003-04, the 2004-05 and the 2005-06 fiscal years, which had not been audited, but which the State believed to be accurate in all material respects. The State did file the audited financial statements with the NRMSIRs promptly after the audits became available.

The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of February 1, 2007, the State had authorized direct general obligation bond indebtedness totaling approximately $20,190.7 million, of which $18,878.0 million had been approved for issuance by the State Bond Commission and $17,224.4 million had been issued. As of February 1, 2007, net State direct general obligation indebtedness outstanding (including lease financings) was approximately $10,469.5 million.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of February 1, 2007, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,044.4 million.

The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State's share of such costs. As of June 30, 2006, the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $3.1 billion. As of June 30, 2006, the State is obligated under the pre-1997 program for approximately $670.0 million in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under the pre-1977 program.

The State's general obligation bonds are rated Aa3 by Moody's Investors Service ("Moody's") and AA by both Standard & Poor's ("S&P") and Fitch.

The State Employees' Retirement Fund is the largest system maintained by the State with approximately 50,605 active members, 1,732 inactive (vested) members and 36,964 retired members as of June 30, 2006. With the exception of the 2003-04 fiscal year, since the 1978-79 fiscal year payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation of November 2006 indicated that, as of June 30, 2006, the State Employees' Retirement Fund had unfunded accrued liabilities of $7,879.0 million and a funded ratio of 53%. The actuarial valuation determined the following employer contribution requirements:
(i) $663.9 million for the 2006-07 fiscal year, (ii) $716.9 million for the 2007-08 fiscal year, and (iii) $753.7 million for the 2008-09 fiscal year. These annual contribution requirements do not include any amounts which would be required if retirement payments for State employees were to be based on unused vacation time at the time of retirement as contended in the case described below. In its petition to the Supreme Court to hear the case the State estimated that any additional annual cost could be from $62 to $107 million. It is anticipated that the employer contribution requirement of $663.9 million for the 2006-07 fiscal year will be fully met from the budgeted State contribution amount and Federal funding.



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The Teachers' Retirement Fund provides benefits for any teacher, principal, supervisor or superintendent in the public school systems of the State, with certain exceptions. As of June 30, 2006, there were approximately 60,904 active and former employees with accrued and accruing benefits and approximately 25,221 retired members. With the exception of the 2003-04 and 2004-05 fiscal years, since the 1978-79 fiscal year payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation dated November 29, 2006 indicated that, as of June 30, 2006, the Teachers' Retirement Fund had unfunded accrued liabilities of $6,922.5 million and a funded ratio of 59.5%. The actuarial valuation determined the following employer contribution requirements: (i) $425.3 million for the 2006-07 fiscal year, (ii) $518.6 million for the 2007-08 fiscal year, and (iii) $539.3 million for the 2008-09 fiscal year. The budgeted State contribution of $412.1 million for the 2006-07 fiscal year is less than the actuarial valuation amount of $425.3 million.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis; as such, the State has not established any fund for the accumulation of assets with which to pay post-retirement health care and life insurance benefits in future years. The State will need to make significant General Fund appropriations for such benefits each fiscal year. For the 2006-07 fiscal year, $436.4 million was appropriated. Implementation of Governmental Accounting Standards Board ("GASB") Statement No. 45 regarding accounting and financial reporting for postemployment benefits other than pensions will require the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for the 2007-08 fiscal year. In an actuarial report dated March 2007, the actuarial accrued liability for post-retirement health care and life insurance benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers' Retirement System, was estimated as of April 1, 2006 to range from $11.4 billion to $21.7 billion. The amounts depend upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The amount of the annual required contribution under these various assumptions ranges from $1.0 billion to $1.6 billion for the 2006-07 fiscal year.

The State makes a General Fund appropriation to the Teachers' Retirement Fund to cover the portion of retiree health insurance costs which is not funded from the amounts available in the Teachers' Retirement Health Insurance Fund. The amount of $23.1 million has been appropriated for such purpose for the 2006-07 fiscal year. No fund has been established for the accumulation of assets with which to pay such benefits in future years; therefore, significant General Fund appropriations will be required for each fiscal year. Implementation of GASB Statement No. 45 will require the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for the 2007-08 fiscal year. The State Teachers' Retirement Board has received an actuarial valuation of the State's liability with respect to post-retirement health care benefits for members of the Teachers' Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2006 of $2.2 billion on an unfunded basis, based upon certain stated assumptions. The actuarial valuation determined a $111.7 million employer contribution requirement for the 2006-07 fiscal year. The valuation noted that if the plan were prefunded the actuarial accrued liability as of June 30, 2006 would be reduced to $1.3 billion, based upon certain stated assumptions, which would result in a $60.4 million employer contribution requirement for the 2006-07 fiscal year.

On June 21, 2004, Governor John G. Rowland announced that he would resign as Governor of the State, effective July 1, 2004. Pursuant to the State Constitution, he has been succeeded as Governor by the Lieutenant Governor, M. Jodi Rell, who is a member of the same party as Governor Rowland and was elected Lieutenant Governor with him at the last regular general election. On December 23, 2004, former Governor Rowland pleaded guilty to one federal charge of conspiracy to commit honest services mail fraud and tax fraud. There is an ongoing federal investigation of the former Rowland administration regarding alleged improprieties with contract awards.

The State, its officers, and its employees are defendants in numerous legal proceedings. Although it is not possible to determine the outcome of these legal proceedings, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i)



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                                      -14-
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an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (ii) a purported class-actions on behalf of laid-off State employees alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys' fees, and costs; (iii) a petition to compel arbitration against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement ("MSA") entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations; (iv) a purported class-action on behalf of similarly situated students in selected school districts claiming that the State's primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for these students as purportedly reflected by both the educational challenges they face and their poor performance on state standardized measures, and seeking a declaratory judgment, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorneys' fees and costs; (v) actions by recently retired state employees contending that payments upon retirement for unused vacation time and longevity payments should be counted as additions to "base salary" for purposes of calculating their retirement incomes;
(vi) a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system; (vii) litigation involving claims by Indian tribes and alleged Indian tribes to State land or sovereignty over portions of the State's land area; (viii) arbitration proceedings initiated by a contractor against the State's Department of Transportation pursuant to State statute alleging breaches of contract in connection with both a bridge construction project in New Haven and a separate construction project in Bridgeport; (ix) a purported class-action on behalf of individuals with mental illness in nursing facilities in the State claiming that the State has violated the Americans with Disabilities Act by failing to provide services to them in the most integrated setting appropriate to their needs; and a class action challenging the manner in which the State Department of Social Services administers its public assistance benefit programs for the disabled and seeking prospective declaratory and injunctive relief with respect to the alleged disproportionate impact resulting from certain Department office closings and the sufficiency of the Department's accommodations for the disabled.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, in July 1996 the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In December 2000 the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April 2002, and the case was settled early in 2003. Under the settlement agreement, the State was required over a four year period to open two new magnet schools in the Hartford area in each year, to substantially increase the voluntary interdistrict busing program in that area, and to work collaboratively with the plaintiffs in planning for the period following the four year period. At the time of the settlement the anticipated cost of compliance over the four year period was $45.0 million, exclusive of school renovation/construction costs. In August 2004 the plaintiffs filed a motion seeking an order that the defendants had materially breached the judicially and legislatively approved settlement. Although the motion remains pending, the parties have recently informed the Court that they are not presently in need of a ruling on the issues raised. In August 2006, the City of Hartford moved to intervene in the case, and in January 2007 the Court granted that motion.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the



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prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.


Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(1) Make portfolio investments other than as described under "Description of the Fund and its Investments and Risks". Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Manager, and be consistent with the Fund's objectives and policies.

(2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and its Investments and Risks" herein.

(5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and its Investments and Risks" herein.

(9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other


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                                      -16-
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     political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user will be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit will be considered a separate security and will be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

(11) Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


Disclosure of Portfolio Holdings

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.


Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:



Entity and Type of Information                                            Frequency           Lag Time
------------------------------                                            ---------           --------
iMoneyNet, Inc. (information derived from the portfolio)                    Weekly        1 business day lag

Investment Company Institute (information derived from the portfolio)       Monthly       10 business day lag

Lipper, Inc. (information derived from the portfolio)                      Quarterly      15 calendar day lag



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                                      -17-
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In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.


The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The Audit Committee will be chaired by Edward A. Kuczmarski, with Albert R. Dowden, Dr. W. Giles Mellon and James L. Schultz serving as members. The Audit Committee met four times during the fiscal year ended January 31, 2007.

The Board also has a Nominating Committee comprised of Albert R. Dowden, Carl Frischling, Edward A. Kuczmarski, William Lerner, Dr. W. Giles Mellon, James L. Schultz, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee held one meeting during the fiscal year ended January 31, 2007. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

Effective January 1, 2007, the Board also has a Compliance Oversight Committee. The Compliance Oversight Committee will be chaired by William Lerner, with Carl Frischling and Robert Straniere serving as members. The Compliance Oversight Committee is responsible for reviewing compliance related matters raisied by the Fund's Chief Compliance Officer.

In addition to serving on the Fund's Nominating Committee, Dr. Yung Wong, the Fund's Lead Independent Director, will attend Audit Committee meetings and Compliance Oversight Committee meetings at his discretion.

The following table shows the Directors and executive Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                       Directors and Officers Information

------------------------------------------------------------------------------------------------------------------------------------
      Name, Address,    Position(s)   Term of Office          Principal Occupation(s)              Number of           Other
         and Age         Held with    and Length of                 During Past                  Portfolios in     Directorships
                            Fund     Time Served (1)                  5 Years                     Fund Complex        held by
                                                                                                  Overseen by        Director
                                                                                                    Director
------------------------------------------------------------------------------------------------------------------------------------
Disinterested Directors:

------------------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden,        Director       Since 2006    Corporate Director/Trustee for Annuity &       Ten        Director/Trustee
Age 65                                                Life Re (Holdings) Ltd., Boss Group,                     for Annuity & Life
                                                      Ltd., Homeowners of America Holding                        Re (Holdings)
                                                      Corporation, AIM Funds and CompuDyne                      Ltd., Boss Group,
                                                      Corporation.                                              Ltd., Homeowners
                                                                                                               of America Holding
                                                                                                                Corporation, AIM
                                                                                                                    Funds and
                                                                                                                    CompuDyne
                                                                                                                  Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Carl Frischling, Esq.,   Director       Since 2006    Partner of Kramer Levin Naftalis &             Ten         Director of AIM
Age 70                                                Frankel LLP (a law firm) with which                             Funds.
                                                      he was associated with since 1994.
------------------------------------------------------------------------------------------------------------------------------------
Edward A. Kuczmarski,    Director       Since 2006    Certified Public Accountant and Partner      Fourteen      Trustee of the
Age 57                                                of Hays & Company LLP since 1980.                           Empire Builder
                                                                                                                Tax Free Bond Fund
                                                                                                                  and ISI Funds.
------------------------------------------------------------------------------------------------------------------------------------

William Lerner, Esq.,    Director       Since 2006    Self-employed consultant to business           Ten         Director of MTM
Age 70                                                entities and entrepreneurs for                           Technologies, Inc.
                                                      corporate governance and corporate                           and Coach
                                                      secretarial services.                                   Industries Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Dr. W. Giles Mellon,     Director       Since 1987    Professor Emeritus of Business               Thirteen           None
Age 76                                                Administration in the Graduate School
                                                      of Management, Rutgers University with
                                                      which he has been associated since 1966.
------------------------------------------------------------------------------------------------------------------------------------
James L. Schultz,        Director       Since 2006    Self-employed as a consultant. Formerly        Ten         Director of
Age 70                                                President of Computer Research, Inc.                     Computer Research
                                                      from 1975 to 2001.                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert Straniere, Esq.,  Director       Since 1987    Owner, Straniere Law Firm since 1980,        Thirteen     Director of the
Age 66                                                NYS Assemblyman since 1981 to 2004 and                   Sparx Japan Funds.
                                                      counsel at Fisher & Fisher since 1995.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Yung Wong,           Director       Since 1987    Managing Director of Abacus Associates,      Thirteen          None
Age 68                                                an investment firm, since 1996.
------------------------------------------------------------------------------------------------------------------------------------
  Interested Director/Officers:
------------------------------------------------------------------------------------------------------------------------------------
Steven W. Duff,       President and     Since 1994    President and Manager of Reich & Tang        Eighteen          None
Age 53                 Director(2)                    Asset Management, LLC (the "Manager") and
                                                      President of the Mutual Funds Division of
                                                      the Manager since August 1994. Mr. Duff is
                                                      also President and Director/Trustee of
                                                      eight other funds in the Reich & Tang Fund
                                                      Complex, Director of Pax World Money
                                                      Market Fund, Inc., Principal Executive
                                                      Officer of Delafield Fund, Inc. and
                                                      President and Chief Executive Officer of
                                                      Tax Exempt Proceeds Fund, Inc. Mr. Duff
                                                      also serves as a President of Reich & Tang
                                                      Distributors, Inc. and as a Director of
                                                      Reich & Tang Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Directors and Officers Information (continued)

------------------------------------------------------------------------------------------------------------------------------------
      Name, Address,    Position(s)   Term of Office          Principal Occupation(s)              Number of           Other
         and Age         Held with    and Length of                 During Past                  Portfolios in     Directorships
                            Fund     Time Served (1)                  5 Years                     Fund Complex        held by
                                                                                                  Overseen by        Director
                                                                                                    Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors/Officers:
------------------------------------------------------------------------------------------------------------------------------------
Richard De Sanctis, Age 50  Vice      Since 2005      Executive Vice President and Chief Financial     N/A           N/A
                          President                   Officer of Manager.  Associated with the
                                                      Manager since 1990. Mr. De Sanctis is also
                                                      Vice President of ten other funds in the
                                                      Reich & Tang Fund Complex, Vice President
                                                      and Assistant Secretary of Cortland Trust,
                                                      Inc. and serves as Executive Vice
                                                      President and Chief Financial Officer of
                                                      Reich & Tang Services, Inc. and Reich &
                                                      Tang Distributors, Inc. Prior to December
                                                      2004, Mr. De Sanctis was Treasurer and
                                                      Assistant Secretary of eleven funds in the
                                                      Reich & Tang Fund Complex and Vice
                                                      President, Treasurer and Assistant
                                                      Secretary of Cortland Trust, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Molly Flewharty,            Vice       Since 1987     Senior Vice President of the Manager.            N/A           N/A
Age 56                    President                   Associated with the Manager since
                                                      December 1977. Ms. Flewharty is also Vice
                                                      President of eleven other funds in the
                                                      Reich & Tang Fund Complex. Ms. Flewharty
                                                      also serves as Senior Vice President of
                                                      Reich & Tang Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Rosanne Holtzer,           Chief       Since 2004     Senior Vice President, Compliance Officer        N/A            N/A
Age 42                   Compliance                   and Assistant Secretary of the Manager.
                          Officer                     Associated with the Manager since June
                                                      1986. Ms. Holtzer is also Chief Compliance
                         Secretary     Since 2001     Officer, Secretary and Assistant Treasurer
                                                      of eleven other funds in the Reich & Tang
                         Assistant     Since 1998     Fund Complex. Ms. Holtzer also serves as
                         Treasurer                    Senior Vice President, Assistant Secretary
                                                      and Compliance Officer of Reich & Tang
                                                      Distributors, Inc. and Senior Vice
                                                      President, Assistant Secretary and Chief
                                                      Compliance Officer of Reich & Tang
                                                      Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------


(1)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is elected and qualifies.

(2) Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2006:



                                                                                  Aggregate Dollar Range of Equity Securities
                                                                                  in All Funds Overseen or to be Overseen by
                                           Dollar Range of Equity Securities           Director or Nominee in Family of
Name of Director                                     in the Fund                             Investment Companies
------------------------------------      ------------------------------------  ---------------------------------------------

Disinterested Directors:
------------------------

Albert R. Dowden                                       None                                          None

Carl Frischling                                        None                                     over $100,000

Edward A. Kuczmarski                                $1 - $10,000                              $10,001 - $50,000

William Lerner                                         None                                          None

Dr. W. Giles Mellon                                    None                                   $50,001 - $100,000

James L. Schultz                                       None                                       $1 - $10,000
Robert Straniere                                       None                                   $50,001 - $100,000

Dr. Yung Wong None Over $100,000

Interested Director:
--------------------
Steven W. Duff                                         None                                      Over $100,000



The Fund paid an aggregate remuneration of $13,382 to its directors with respect to the period ended January 31, 2007, all of which consisted of directors' fees paid to the disinterested directors, pursuant to the terms of the Investment Management Contract (see "Investment Advisory and Other Services" herein).

Effective January 1, 2007, the Directors of the Fund not affiliated with the Manager will be paid a fee that is to be allocated among multiple funds, as defined below. Each Independent Director will receive an annual retainer of $50,000 and a fee of $3,000 for each Board of Directors meeting attended. Each Independent Director will also receive a fee of $1,500 for each Board of Directors or committee meeting held telephonically. In addition, the Lead Independent Director will receive an additional annual fee of $12,000, payable quarterly and the Audit Committee Chairman and Compliance Oversight Committee Chairman will each receive an additional annual fee of $8,000, payable quarterly. Each Independent Director will also be reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The fees noted above are to be allocated at the discretion of the Manager and for purposes of determining which funds in the Reich & Tang complex will bear the related expense of Independent Directors' fees, the Fund, the California Daily Tax Free Income Fund, Inc., the Daily Income Fund, and the New Jersey Municipal Income Fund, Inc. are collectively referred to as, the Combined Funds, the Daily Tax Free Income Fund, Inc., the Florida Daily Municipal Income Fund and the Short Term Income Fund, Inc. are collectively referred to as, the Reich & Tang Funds, and the Cortland Trust, Inc. is referred to as, the Cortland Funds. Mr. Kuczmarski, Dr. Mellon, Mr. Straniere and Dr. Wong will have their fees allocated among the Combined Funds and Reich &Tang Funds in accordance with the Manager's discretion. Mr. Dowden, Mr. Frischling, Mr. Lerner and Mr. Schultz will have their fees allocated among the Combined Funds and the Cortland Funds in accordance with the Manager's discretion. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table.")



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                               Compensation Table


                              Aggregate Compensation      Pension or Retirement      Estimated Annual      Total Compensation
                                   From the Fund       Benefits Accrued as Part of    Benefits Upon        From Fund and Fund
      Name of Person,                                         Fund Expenses            Retirement             Complex Paid to
         Position                                                                                              Directors*

Albert R. Dowden,                      $300                         0                      0                $38,100 (5 Funds)
Director

Carl Frischling,                       $300                         0                      0                 $2,100 (5 Funds)
Director

Edward A. Kuczmarski                  $4,141                        0                      0                $82,250 (10 Funds)
Director

William Lerner,                        $300                         0                      0                $38,100 (5 Funds)
Director

Dr. W. Giles Mellon,                  $4,504                        0                      0                $73,750 (9 Funds)
Director

James L. Schultz,                      $300                         0                      0                $38,100 (5 Funds)
Director

Robert Straniere,                     $4,504                        0                      0                $73,750 (9 Funds)
Director

Dr. Yung Wong,                        $4,869                        0                      0                $77,750 (9 Funds)
Director


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending January 31, 2007. The parenthetical number represents the number of investment companies (including the Fund) from which the directors receive compensation. A Fund is considered to be in the same Fund complex if, among other things, it shares a common investment adviser with the Fund.



Information About Proxy Voting


Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.


IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



On April 30, 2007 there were 56,218,150 Class A shares outstanding and 22,895,722 Class B shares outstanding. As of April 30, 2007, the amount of shares owned by all Officers and Directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of April 30, 2007:



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                    Nature of
Name and Address                               % of Class           Ownership
----------------                               ----------           ---------
Class A Shares
--------------

SEI Private Trust Co.`                          18.23%               Record
C/O HSBC
One Freedom Valley Drive
Oaks, PA 19456

Lehman Brothers                                 11.34%               Record
For the Exclusive Benefit of Customers
70 Hudson Street - 7th Floor
Jersey City, NJ 07302

ICCC                                             9.63%               Record
Attn: Commissions/Special Services
210 West 10th Street
Kansas City, MO 64105

Pershing                                         8.40%               Record
One Pershing Plaza
Jersey City, NJ 07399

Jonathan T. Dawson                               7.55%             Beneficial
c/o Dawson-Herman Capital Management
354 Pequot Avenue
Southport, CT  06490-1345

BNY as Agent for                                 7.10%             Beneficial
Leslie Hulme Pottow & V. Frank Pottow
8 Grahampton Ln
Greenwich, CT 06830

BNY as Agent for                                 6.39%             Beneficial
Elizabeth M. Harvey & George B. Harvey
633 Ponus Rdg
New Canaan, CT 06840-3442

Class B Shares
--------------
Oppenheimer & Co.                               26.69%               Record
For the Benefit of Various Customers
125 Board Street
New York, NY 10004

William B. Sawch                                25.75%             Beneficial
146 Lyons Plain Rd.
Weston, CT 06883-3021

Mr. Anthony B. Evnin                            18.03%               Record
364 East Middle Patent Road
Greenwich, CT  06831-2839

Edward J. Mastoloni                             11.93%             Beneficial
10 Rincard Terrace
Greenwich, CT 06831-3212



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


V.  INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company, with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of April 30, 2007, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $17.9 billion. The Manager acts as investment manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. IXIS Asset Management US Group, L.P. ("IXIS-AMUSGROUP") formerly IXIS Asset Management North America, L.P., is the managing member and sole direct owner of the Manager. IXIS-AMUSGROUP is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned, principally, directly or indirectly, by three large French financial services entities: Natixis (formerly Natexis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne and the Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as Banques Populaires. The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

The fourteen affiliated asset management firms of IXIS-AMUSGROUP collectively, have more than $260.5 billion in assets under management or administration as of March 31, 2007.

On December 7, 2006, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to January 31, 2008. The contract may be continued in force for successive twelve-month periods beginning each February 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly.

Any portion of the total fees received by the Manager may be used by the Manager to provide shareholders services and for distribution of Fund shares. For the fiscal years ended January 31, 2007, January 31, 2006 and January 31, 2005, the Manager received management fees as set forth in the table below:



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Management Fees


     Fiscal Year Ended         Payable            Waived           Paid
--------------------------------------------------------------------------------
     January 31, 2007          $283,393           $46,261        $237,132
--------------------------------------------------------------------------------
     January 31, 2006          $377,473             $0           $377,473
--------------------------------------------------------------------------------
     January 31, 2005          $415,959             $0           $415,959
--------------------------------------------------------------------------------

The Fund's net assets at the close of business on January 31, 2007 totaled $15,382. Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal years ended January 31, 2007, January 31, 2006 and January 31, 2005, the Manager received the administrative fees set forth in the table below:
                             Administrative Fees


     Fiscal Year Ended         Payable            Waived           Paid


--------------------------------------------------------------------------------
     January 31, 2007          $198,375            $92,959       $105,416
--------------------------------------------------------------------------------
     January 31, 2006          $264,231              $0          $264,231
--------------------------------------------------------------------------------
     January 31, 2005          $291,172              $0          $291,172
--------------------------------------------------------------------------------

The Manager at its discretion may waive its rights to any portion of the management or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to all Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder and distribution services provided by Participating Organizations to Fund shareholders pursuant to the Distribution and Service Plans may be compensated by the Fund's distributor from its own resources which includes the shareholder servicing fees and past profits, or by the Manager from its own resources, which includes the management fee, administrative service fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager (see "Distribution and Service Plans" herein).


Distribution and Service Plans


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020, and an affiliate of the Fund's Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has a adopted distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A Shares only) with the Distributor, as distributor of the Fund's shares.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services.

Under the Shareholder Servicing Agreement, the Distributor receives from the Fund a fee equal to 0.20% per annum of the Fund's average daily net assets of the Class A Shares (`the Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for purposes of providing servicing and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee.

The following table provides the total fees paid by each Class of the Fund pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended January 31, 2007:


---------------------------------------------------------------------------------------------------------------------
                                                                                    Class A           Class B
                                                                                    Shares             Shares
                                                                              =======================================
Total fees paid by each Class of the Fund under the Plans:                          $114,033             $0
=====================================================================================================================
Payments made by the Manager and Distributor to or on behalf of Participating           $             $47,374
Organizations:
================================================================================================---------------------
Breakdown of payments made pursuant to the Plans for certain types of activities:
---------------------------------------------------------------------------------------------------------------------
 Advertising:                                                                          $0                $0
---------------------------------------------------------------------------------------------------------------------
 Printing and mailing of prospectuses to other than current shareholders:             $967               $966
---------------------------------------------------------------------------------------------------------------------
 Compensation to underwriters:                                                         $0                $0
---------------------------------------------------------------------------------------------------------------------
 Compensation to broker-dealers:                                                    $229,188          $47,374
---------------------------------------------------------------------------------------------------------------------
 Compensation to sales personnel:                                                    $2,826            $2,827
---------------------------------------------------------------------------------------------------------------------
 Interest, carrying or other financing charges:                                        $0                $0
---------------------------------------------------------------------------------------------------------------------
 Travel and entertainment for sales personnel:                                        $344              $345
---------------------------------------------------------------------------------------------------------------------
 Miscellaneous Expenses:                                                               $38              $36
=====================================================================================================================

For the fiscal year ended January 31, 2007 the total amount spent pursuant to the Plan for the Class A shares was 0.41% of the average daily net assets of the Class A shares of the Fund, of which 0.20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.21% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended January 31, 2007, the total amount spent pursuant to the Plan for the Class B shares was 0.22% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Plan and the Shareholder Servicing Agreement provide that, in addition to the shareholder servicing fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Class A Shares or the Participating Organization agreement, as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A Shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A Shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organization who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include the shareholder servicing fee and past profits for the purpose enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Service Agreement or the Shareholder Servicing Agreements in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plans), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participation Organization to learn more about payments made to them by the Distributor or its affiliates. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

In accordance with Rule 12b-1, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.

The Plan was most recently approved on December 7, 2006 to continue in effect until January 31, 2007. Thereafter, the Plan may continue in effect for successive annual periods commencing February 1, provided they are approved by the Class A shareholders, respectively, or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of



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                                      -27-
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the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plans without Class A shareholder approval, and that other material amendments must be approved by the Directors, including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the Fund's Class A shareholders, respectively.


Custodian And Transfer Agent


The Bank of New York, 2 Hanson Place - 7th floor, Brooklyn, NY 11217, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of each class of shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Registered Public Accounting Firm


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022. Matters in connection with Connecticut law are passed upon by Day Pitney LLP, City Place I, 185 Asylum Street, Hartford, CT 06103.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES


The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is not of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The



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primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into three classes of common stock: Class A, Class B and Morgan Class. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A, Class B and Morgan Class shares have different class designations, (ii) only the Class A and Morgan Shares are assessed a service fee pursuant to the Plans of the Fund of 0.20% of each Class' shares' average daily net assets, (iii) only the holders of the Class A and Morgan Shares are entitled to vote on matters pertaining to the Plans and any related agreements in accordance with provisions of Rule 12b-1, and (iv) the exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.



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As a general matter, the Fund will not hold annual or other meetings of the
Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES


The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.


Net Asset Value


The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) on Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)



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IX.  TAXATION OF THE FUND

Federal Income Taxes


The Fund has elected to qualify and intends to continue to qualify under the Code and under Connecticut law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from the Fund's shareholders' gross income although the amount of that interest must be disclosed on the shareholders' federal income tax returns. A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103 (a) of the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are



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                                      -31-
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generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 15% to non-corporate shareholders for taxable years beginning before January 1, 2011. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.


The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis, 98% of its capital gain net income (generally determined on an October year end), and 100% of any income not distributed in a prior year, the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number or the Fund otherwise is informed that backup withholding applies, the Fund is generally required to withhold 28% of taxable interest or dividend payments and also distributions of proceeds from the redemption of shares of the Fund as backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited to a shareholder's ultimate federal income tax liability if proper documentation is supplied.

Dividends and distributions to shareholders will be treated in the same manner for federal and Connecticut income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying municipal obligations.


The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to possibly tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The exemption from federal income tax of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.

Connecticut Income Taxes


The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, in the opinion of Day Pitney LLP, special Connecticut tax counsel to the Fund, dividends paid by



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                                      -32-
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the Fund that qualify as exempt-interest dividends for federal income tax purposes and that are correctly designated by the Fund as derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or any public instrumentality, state or local authority, district or similar public entity created under Connecticut law ("Connecticut Municipal Obligations") or from obligations the interest on which Connecticut is prohibited from taxing by federal law ("Territorial Municipal Obligations") are not subject to the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Personal Income Tax").


Exempt-interest dividends that are not derived from Connecticut Municipal Obligations or Territorial Municipal Obligations and any other dividends of the Fund that are treated as ordinary income for federal income tax purposes are includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax.

While capital gain dividends are not anticipated by the Fund, capital gain dividends, whether received in cash or reinvested in additional shares of the Fund and amounts, if any, in respect of undistributed long-term capital gains of the Fund, would be includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax, as would gains, if any, recognized upon the redemption, sale, or exchange of shares of the Fund, except that, in the case of taxpayers holding shares of the Fund as capital assets, amounts treated as capital gain dividends for federal income tax purposes that are derived from Connecticut Municipal Obligations are not subject to the tax.

Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than exempt-interest dividends derived from Connecticut Municipal Obligations or Territorial Municipal Obligations, may be subject to the net Connecticut minimum tax.

All dividends paid by the Fund, including exempt-interest dividends, are includible in gross income for purposes of the Connecticut Corporation Business Tax payable by companies taxed as corporations. However, the Corporation Business Tax allows a deduction for a portion of amounts includible in gross income thereunder to the extent they are treated as dividends other than exempt-interest dividends or capital gain dividends for federal income tax purposes, but disallows deductions for expenses related to such amounts.


The U.S. Supreme Court has granted review in Kentucky Department of Revenue v. Davis, Docket No. 06-666, where it will consider whether a state unlawfully discriminates against interstate commerce by providing an exemption from its income tax for interest income derived from bonds issued by the state and its political subdivisions while treating income realized from bonds issued by other states and their political subdivisions as subject to the state's income tax. In the underlying case, Davis v. Department of Revenue, 197 S.W. 3d 557 (Ky. Ct. App. 2006), the Kentucky Court of Appeals held that such disparate treatment of interest derived from in-state and out-of-state municipal bonds is unlawful. However, in another case, the Ohio Court of Appeals held that Ohio's disparate treatment of interest derived from in-state and out-of-state municipal bonds is permissible. Sharper v. Tracy, 647 N.E. 2d 550 (Oh. Ct. App. 1994). If the U.S. Supreme Court invalidates the Kentucky statute at issue in Davis, it is possible that all states would be required to provide equal tax treatment for interest derived from in-state and out-of-state municipal bonds. In such event, interest derived from all municipal bonds, whether held directly or indirectly through a regulated investment company and regardless of their state of origin, may either be exempt from or subject to Connecticut's income tax.


Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund in their own states and localities.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders are not binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain


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                                      -33-
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authorized activity through financial subsidiaries. In the opinion of the
Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended January 31, 2007 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.



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Description of Ratings*
Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:


Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:


A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: An obligor rated A-1 has a strong capacity to meet its financial commitments. Those issues determined to possess strong safety characteristics will be denoted with a plus (+) sign designation.

A-2: An obligor rated A-2 has a satisfactory capacity to meet its financial commitments. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.




*    As described by the rating agencies.


_____________________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                                                      CORPORATE EQUIVALENT YIELD TABLE
                                        (Based on Tax Rates Effective until December 31, 2007)

------------------------------------------------------------------------------------------------------------------------------------

                                                 1. If Your Taxable Income Bracket Is . . .

------------------------------------------------------------------------------------------------------------------------------------

Corporate            $0-     $50,001-      $75,001-     $100,001-    $335,001-    $10,000,001-     $15,000,001-      $18,333,334
Return           50,000        75,000      100,000       335,000    10,000,000     15,000,000       18,333,333        and over
------------------------------------------------------------------------------------------------------------------------------------

                                                 2. Then Your Combined Income Tax Bracket Is . . .

------------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate        15.00%      25.00%        34.00%        39.00%        34.00%          35.00%          38.00%           35.00%
------------------------------------------------------------------------------------------------------------------------------------
State
Tax Rate         7.50%      7.50%         7.50%         7.50%          7.50%          7.50%            7.50%            7.50%
------------------------------------------------------------------------------------------------------------------------------------
Combined
Marginal
Tax Rate        21.38%      30.63%        38.95%        43.58%        38.95%          39.88%          42.65%           39.88%
------------------------------------------------------------------------------------------------------------------------------------

                                       3. Now Compare Your Tax Free Income Yields With Taxable Income Yields

------------------------------------------------------------------------------------------------------------------------------------

Tax Exempt                                  Equivalent Taxable Investment Yield
Yield                                       Required to Match Tax Exempt Yield
------------------------------------------------------------------------------------------------------------------------------------

     1.00%       1.27%      1.44%       1.64%         1.77%         1.64%            1.66%               1.74%              1.66%
------------------------------------------------------------------------------------------------------------------------------------

     1.50%       1.91%      2.16%       2.46%         2.66%         2.46%            2.49%               2.62%              2.49%
------------------------------------------------------------------------------------------------------------------------------------

     2.00%       2.54%      2.88%       3.28%         3.54%         3.28%            3.33%               3.49%              3.33%
------------------------------------------------------------------------------------------------------------------------------------

     2.50%       3.18%      3.60%       4.10%         4.43%         4.10%            4.16%               4.36%              4.16%
------------------------------------------------------------------------------------------------------------------------------------

     3.00%       3.82%      4.32%       4.91%         5.32%         4.91%            4.99%               5.23%              4.99%
------------------------------------------------------------------------------------------------------------------------------------

     3.50%       4.45%      5.05%       5.73%         6.20%         5.73%            5.82%               6.10%              5.82%
------------------------------------------------------------------------------------------------------------------------------------

     4.00%       5.09%      5.77%       6.55%         7.09%         6.55%            6.65%               6.97%              6.65%
------------------------------------------------------------------------------------------------------------------------------------

     4.50%       5.72%      6.49%       7.37%         7.98%         7.37%            7.48%               7.85%              7.48%
------------------------------------------------------------------------------------------------------------------------------------

     5.00%       6.36%      7.21%       8.19%         8.86%         8.19%            8.32%               8.72%              8.32%
------------------------------------------------------------------------------------------------------------------------------------

     5.50%       7.00%      7.93%       9.01%         9.75%         9.01%            9.15%               9.59%              9.15%
------------------------------------------------------------------------------------------------------------------------------------

     6.00%       7.63%      8.65%       9.83%         10.63%        9.83%            9.98%              10.46%              9.98%
------------------------------------------------------------------------------------------------------------------------------------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


--------------------------------------------------------------------------------


                                                INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE
                                           (Based on Tax Rates Effective until December 31, 2007)

------------------------------------------------------------------------------------------------------------------------------------

                                             1. If Your Taxable Income Bracket Is . . .

------------------------------------------------------------------------------------------------------------------------------------

Single                 $7,826-            $10,001-           $31,851-           $77,101-           $160,851-          $349,701
Return                  10,000              31,850             77,100            160,850             349,700          and over
------------------------------------------------------------------------------------------------------------------------------------

Joint                 $15,651-           $20,001-            $63,701-          $128,501-           $195,851-          $349,701
Return                  20,000             63,700             128,500            195,850             349,700           and over
------------------------------------------------------------------------------------------------------------------------------------

                                           2. Then Your Combined Income Tax Rate Is . . .

------------------------------------------------------------------------------------------------------------------------------------

Federal
Tax Rate               15.00%            15.00%               25.00%             28.00%            33.00%              35.00%
------------------------------------------------------------------------------------------------------------------------------------

State
Tax Rate                3.00%             5.00%                5.00%              5.00%             5.00%               5.00%
------------------------------------------------------------------------------------------------------------------------------------

Combined
Tax Rate               17.55%            19.25%                 28.75%           31.60%            36.35%              38.25%
------------------------------------------------------------------------------------------------------------------------------------

                               3. Now Compare Your Tax Free Income Yields With Taxable Income Yields

------------------------------------------------------------------------------------------------------------------------------------
Tax
Exempt                                        Equivalent Taxable Investment Yield
Yield                                         Required to Match Tax Exempt Yield

------------------------------------------------------------------------------------------------------------------------------------

      1.00%               1.21%              1.24%               1.40%              1.46%              1.57%            1.62%
------------------------------------------------------------------------------------------------------------------------------------

      1.50%               1.82%              1.86%               2.11%              2.19%              2.36%            2.43%
------------------------------------------------------------------------------------------------------------------------------------

      2.00%               2.43%              2.48%               2.81%              2.92%              3.14%            3.24%
------------------------------------------------------------------------------------------------------------------------------------

      2.50%               3.03%              3.10%               3.51%              3.65%              3.93%            4.05%
------------------------------------------------------------------------------------------------------------------------------------

      3.00%               3.64%              3.72%               4.21%              4.39%              4.71%            4.86%
------------------------------------------------------------------------------------------------------------------------------------

      3.50%               4.24%              4.33%               4.91%              5.12%              5.50%            5.67%
------------------------------------------------------------------------------------------------------------------------------------

      4.00%               4.85%              4.95%               5.61%              5.85%              6.28%            6.48%
------------------------------------------------------------------------------------------------------------------------------------

      4.50%               5.46%              5.57%               6.32%              6.58%              7.07%            7.29%
------------------------------------------------------------------------------------------------------------------------------------

      5.00%               6.06%              6.19%               7.02%              7.31%              7.86%            8.10%
------------------------------------------------------------------------------------------------------------------------------------

      5.50%               6.67%              6.81%               7.72%              8.04%              8.64%            8.91%
------------------------------------------------------------------------------------------------------------------------------------

      6.00%               7.28%              7.43%               8.42%              8.77%              9.43%            9.72%
------------------------------------------------------------------------------------------------------------------------------------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


--------------------------------------------------------------------------------
                                      -37-

                                  PART C

                                OTHER INFORMATION

Item 23.      Exhibits.

   (a) Articles of Incorporation of the Registrant filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.


   (a.1)         Articles Supplementary of the Registrant filed with the
                  Maryland State Department of Assessments and Taxation on November 29, 2001 filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.


   (b) Amended and Restated By-Laws of Registrant filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed on May 31, 2001, and incorporated herein by reference.

   (c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.

   (d) Investment Management Contract dated October 30, 2000, between the Registrant and Reich & Tang Asset Management LLC, (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated herein by reference.

   (e) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

   (e.1) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. for the J.P. Morgan Select Class of Shares, formerly known as Chase Vista Select Class of Shares, filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed on May 31, 2001, and incorporated herein by reference.

   (e.2) Amendment dated January 29, 2004 to the Distribution Agreement for the J.P. Morgan Select Class of Shares filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

   (f)            Not applicable.


   (g) Custody Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A on May 31, 2006, and incorporated herein by reference.

   (g.1) Amendment to the Custody Agreement dated October 16, 2006 between the Registrant and The Bank of New York.

   (g.2) Amendment to Schedule I of the Custody Agreement dated April 25, 2007 between the Registrant and The Bank of New York.



   (h) Administrative Services Contract dated October 30, 2000, between Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated herein by reference.


   (h.1) Fund Accounting Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on May 27, 2005, and incorporated herein by reference.

   (h.2) Amendment to the Fund Accounting Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

   (h.3) Cash Management Agreement and Related Services Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on May 27, 2005, and incorporated herein by reference.

   (h.4) Amendment to the Cash Management Agreement and Related Services Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

   (h.5) Form of Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A on May 31, 2002, and incorporated herein by reference.


   (i) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name in the Prospectus filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.

   (i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

   (i.2) Opinion of Day, Berry & Howard, dated May 13, 1985, and Consent of Day, Berry & Howard, dated May 10, 1995, to the use of their name under the heading "Connecticut Income Taxes" in the Prospectus and in the Statement of Additional Information, and under the heading "Counsel and Independent Registered Public Accounting Firm" in the Statement of Additional Information filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.

   (j)            Consent of Independent Registered Public Accounting Firm.



   (k) Audited Financial Statements, for fiscal year ended January 31, 2007 filed with Annual Report on Form N-CSR on April 5, 2007, and incorporated herein by reference.



   (l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.

   (m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

   (m.1) Distribution and Service Plan pursuant to Rule 12b-1 for the J.P. Morgan Select Class of Shares filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

   (m.2) Shareholder Servicing Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated herein by reference.

   (m.3) Shareholder Servicing Agreement dated October 30, 2000 between the Registrant and Reich & Tang Distributors, Inc. for the J.P. Morgan Select Class of Shares formerly known as Chase Vista Select Class of Shares filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated herein by reference.

   (m.4) Amendment dated January 29, 2004 to the Shareholder Servicing Agreement for the J.P. Morgan Select Class Shares filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

   (m.5) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. (see Exhibit e).

   (m.6) Distribution Agreement dated October 30, 2000,between the Registrant and Reich & Tang Distributors, Inc. for the J.P. Morgan Select Class of Shares, formerly known as Chase Vista Select Class of Shares (see Exhibit e.1).

   (m.7) Amendment dated January 29, 2004 to the to the Distribution Agreement for the J.P. Morgan Select Class of Shares (see Exhibit e.2).


   (n)            Amendment No. 12 to Rule 18f-3 Multi-Class Plan.


   (o)            Reserved.

   (p) There are no Codes of Ethics applicable to the Registrant because the Registrant is a money market fund.

   (q) Powers of Attorney filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed on May 31, 2002, and incorporated herein by reference.


   (q.1) Power of Attorney filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on May 31, 2006, and incorporated herein by reference.

   (q.2) Powers of Attorney for Albert Dowden, Carl Frischling, William Lerner and James L. Schultz.

Item 24.      Persons controlled by or Under Common Control with the Fund.


                The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Daily Income Fund, New Jersey
Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


Item 25.      Indemnification.

         The Registrant incorporates herein by reference the response to Item 25 of Part C of the Registrant's Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the Commission on May 31, 2002.

Item 26.      Business and Other Connections of Investment Advisor.

         The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.


         RTAMLLC is a limited liability company that is a wholly-owned subsidiary of IXIS Asset Management US GROUP, L.P. ("IXIS-AMUSGROUP"). IXIS-AMUSGROUP is the managing member and direct owner of RTAMLLC.


         Edward Adrion is a Vice President of RTAMLLC. Mr. Adrion has been associated with RTAMLLC and its predecessors since November 1996.


     Michael D. Appleton is Vice President, Chief Compliance Officer and Secretary of RTAMLLC. Mr. Appleton has been associated with RTAMLLC and its predecessors since April 2000. Mr. Appleton is also Vice President, Chief Compliance Officer and Secretary of Reich & Tang Distributors, Inc. and Vice President, Compliance Officer and Secretary of Reich & Tang Services, Inc.

     Beverly M. Bearden is a Manager of RTAMLLC since May 2002. She is also Executive Vice President, Human Resources, of IXIS-AMUSGROUP. She is also Executive Vice President, Human Resources of IXIS AMUSGROUP. Ms. Bearden was Second Vice President of The New England (NE Mutual Insurance Company) from March 1983 to September 1993, Human Resource Assistant at Citicorp from February 1982 to March 1983, Human Resource Assistant at Hannaford Brothers from September 1979 to November 1981 and Auditor at Casco Bank & Trust from July 1977 to September 1979. Ms. Bearden is also a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc. J. Dennis Delafield is a Managing Director of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since December 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.


     Mia Bottarini is a Vice President of RTAMLLC. Ms. Bottarini has been associated with RTAMLLC and its predecessors since June 1984.

     Richard De Sanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. De Sanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Vice President of eleven funds in the Reich and Tang Complex, Vice President and Assistant Secretary of Cortland Trust, Inc. Mr. De Sanctis is also Executive Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.


     Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is also President and a Director/Trustee of nine funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director of Reich & Tang Services, Inc. and is President of Reich & Tang Distributors, Inc.


     Molly Flewharty is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Flewharty has been associated with RTAMLLC and its predecessors since December 1977 and is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Flewharty also serves as Senior Vice President of Reich & Tang Distributors, Inc.

     Barbara Francis is a Vice President of RTAMLLC. Ms. Francis has been associated with RTAMLLC and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

     Christopher Gill is a Senior Vice President of RTAMLLC. Mr. Gill has been associated with RTAMLLC and its predecessors since February 1994. Mr. Gill is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Thomas Hernly is a Vice President of RTAMLLC. Mr. Hernly has been associated with RTAMLLC and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

     Rosanne Holtzer is Senior Vice President, Compliance Officer and Assistant Secretary of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986. Ms. Holtzer is also Chief Compliance Officer, Secretary and Assistant Treasurer of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Holtzer also serves as Senior Vice President, Assistant Secretary and Compliance Officer of Reich & Tang Distributors, Inc. and Senior Vice President, Assistant Secretary and Chief Compliance Officer of Reich & Tang Services, Inc.

     Joseph Jerkovich is a Senior Vice President and Controller of RTAMLLC. Mr. Jerkovich has been associated with RTAMLLC since September 2004. Mr. Jerkovich is also Vice President and Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Cleo Kotis is a Vice President of RTAMLLC. Ms. Kotis has been associated with RTAMLLC and its predecessors since December 1993 and is also Chief Operations Officer and Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Michael Lydon is Executive Vice President and Chief Operations Officer of RTAMLLC. Mr. Lydon has been associated with RTAMLLC since January 2005. Mr. Lydon was Vice President at Automated Data Processing from July 2000 to December 2004. Prior to July 2000, Mr. Lydon was Executive Vice President and Chief Information Officer of RTAMLLC. Mr. Lydon is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Christine Manna is a Vice President of RTAMLLC. Ms. Manna has been associated with RTAMLLC and its predecessors since June 1995. Ms. Manna is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Dana E. Messina is an Executive Vice President of the Mutual Funds division of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since December 1980 and is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Messina also serves as Executive Vice President of Reich & Tang Distributors, Inc.

     Andrew Mintz is a Senior Vice President of RTAMLLC. Mr. Mintz has been associated with RTAMLLC and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

     Marty O'Connor is a Vice President of RTAMLLC. Mr. O'Connor has been associated with RTAMLLC and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

     Anthony Pace is a Vice President of the Mutual Funds Division of RTAMLLC. Mr. Pace has been associated with RTAMLLC and its predecessors since September 2004. Mr. Pace was a Director of a Client Service Group at GlobeOp Financial Services, Inc. from May 2002 to August 2004 and Controller/Director of Mutual Fund Administration for Smith Barney Funds Management, LLC and Salomon Brothers Asset Management Inc. from 1998 to May 2002. Mr. Pace is also Treasurer and Assistant Secretary of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Clarwin Perillo is a Vice President of RTAMLLC. Mr. Perillo has been associated with RTAMLLC and its predecessors since May 1996

     Jeremiah H. Chafkin is a Manager of RTAMLLC. He is also President and Chief Executive of IXIS-AMUSGROUP since February 2006. Prior to joining IXIS Asset Management Group, Mr. Chafkin served as Executive Vice President, Client Portfolio Solutions for Schwab Investor Services, with responsibility for the investment advice the firm provides to its clients. He previously headed several other Schwab units, including its Private Client business, Asset Management Products and Services, and its mutual fund division. Before joining Schwab, Mr. Chafkin served as Chief Executive Officer of Structured Investment Management for Bankers Trust Company. During his 15 year tenure at Bankers Trust, he held several other senior management positions including that of President, Japan Bankers Trust Company. He holds a Bachelor of Arts degree from Yale University and a Masters of Business Administration degree from Columbia University.

     Richard Preuss is a Vice President of RTAMLLC. Mr. Preuss has been associated with RTAMLLC and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

     G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He is also Executive Vice President, Risk Management of IXIS-AMUSGROUP and Chief Financial Officer of IXIS-AMUSGROUP and IXIS Asset Management US Corporation, the majority interest holder in IXIS-AMUSGROUP . Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and its general partner, Nvest, L.P. companies from December 1996 to October 2000. Mr. Ryland is a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Vincent Sellecchia is a Chief Information Officer and Managing Director of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and its predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994. Mr. Smith is also President and Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since March 1986 and is also Vice President of Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020. Ms. Ward is also Senior Vice President of Reich & Tang Services, Inc.

     Naomi Friedland-Wechler is a Executive Vice President and General Counsel of RTAMLLC. Ms. Friedland-Wechsler has been associated with RTAMLLC since April 2006.




Item 27.      Principal Underwriters.


         (a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also distributor for California Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Daily Income Fund, New Jersey Daily Municipal Income Fund,
Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.



         (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Ms. Bearden and Messrs. Plunkett and Ryland is 399 Boylston Street, Boston, MA 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, NY 10020.




                            Positions and Offices                         Positions and Offices
Name                        with the Distributor                          with the Registrant
----                       ------------------------------------------  -----------------------------------------
Michael Appleton            Vice President,                                     None
                            Chief Compliance Officer and Secretary

Beverly M. Bearden          Director                                            None


Richard De Sanctis          Executive Vice President and                   Vice President
                            Chief Financial Officer

Steven W. Duff              Director                                  President and Director


Molly Flewharty             Senior Vice President                          Vice President


Christopher Gill            Vice President                                      None


Rosanne Holtzer             Senior Vice President, Compliance           Chief Compliance
                            Officer and AssistantSecretary              Officer, Secretary
                                                                        and Asst. Treasurer


Joseph Jerkovich            Vice President and Controller                       None


Michael Lydon               Executive Vice President                       Vice President
                            and Chief Operations Officer

Christine Manna             Vice President                                      None

Dana Messina                Executive Vice President                       Vice President

G. Neal Ryland              Director                                            None

Richard E. Smith III        President and Director                              None


         (c) Not applicable.

Item 28.      Location of Accounts and Records.


         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's Manager; at The Bank of New York, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.


Item 29. Management Services.

                  Not applicable.

Item 30.      Undertakings.

                  Not applicable.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 31st day of May, 2007.



                                   CONNECTICUT DAILY TAX FREE INCOME FUND, INC.



                                   By: /s/ Steven W. Duff
                                       -------------------------
                                       Steven W. Duff
                                       President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on the date indicated.



            SIGNATURE                          TITLE               DATE
            ---------                          -----               ----

(1)      Principal Executive
         Officer



         /s/Steven W. Duff                    President           May 31, 2007
         ----------------------

         Steven W. Duff


(2)      Principal Financial and
         Accounting Officer


         /s/Anthony Pace                      Treasurer           May 31, 2007
         -------------------
         Anthony Pace



(3)      Majority of Directors



         /s/Steven W. Duff                    Director            May 31, 2007
         ----------------------
         Steven W. Duff

         Albert R. Dowden**        Director
         Carl Frischling**         Director
         Dr. W. Giles Mellon*      Director
         Dr. Yung Wong*            Director
         Robert Straniere*         Director
         Edward A. Kuczmarski***   Director
         William Lerner**          Director
         James L. Schultz**        Director


                                                                 May 31, 2007




By:      /s/Rosanne Holtzer                                       May 31, 2007
         ------------------



         Rosanne Holtzer
         Attorney-in-Fact*


* Powers of Attorney filed with Post effective Amendment No. 29 to the Registration Statement on Form N-1A on May 31, 2002.



** Powers of Attorney filed herewith.

*** Power of Attorney filed with Post effective Amendment No. 33 to the Registration Statement on Form N-1A on May 31, 2006.



--------------------

                                  EXHIBIT INDEX




(g.1) Amendment to the Custody Agreement dated October 16, 2006 between the Registrant and The Bank of New York.

(g.2) Amendment to Schedule I of the Custody Agreement dated April 25, 2007 between the Registrant and The Bank of New York.

(h.2) Amendment to the Fund Accounting Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(h.4) Amendment to the Cash Management Agreement and Related Services Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)          Consent of Independent Registered Public Accounting Firm.


(n)          Amendment No. 12 to Rule 18f-3 Multi-Class Plan.

(q.2) Powers of Attorney for Albert R. Dowden, Carl Frischling, William Lerner and James L. Schultz.